SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 2, 2002

                              TOKHEIM CORPORATION
                            (Debtor-In-Possession)

            (Exact name of registrant as specified in its charter)

         INDIANA                    1-6018                        35-0712500
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(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

               10501 CORPORATE DRIVE, FORT WAYNE, INDIANA 46845
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(Address of principal executive offices)                              (Zip Code)

(Registrant's telephone number, including area code)              (260) 470-4600
                                                                  --------------

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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Item 5.           Other Events and Required FD Disclosure.

         On November 29, 2002, Tokheim Corporation (the "Company") and its subsidiaries Sunbelt Hose & Petroleum Equipment, Inc., Tokheim RPS, LLC, Tokheim Investment Corp., Gasboy International, Inc., Tokheim Services, LLC and Tokheim and Gasboy of Canada Ltd. (collectively, "Sellers") entered into a purchase agreement (the "Purchase Agreement") with First Reserve Fund IX, L.P. ("First Reserve"), pursuant to which the Sellers agreed to sell substantially all of their assets in North America to First Reserve. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference. Also on November 29, 2002, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.           Description

          99.1 Purchase Agreement, dated November 29, 2002, by and among First Reserve Fund IX, L.P., a Delaware limited partnership, Tokheim Corporation, an Indiana corporation, Sunbelt Hose & Petroleum Equipment, Inc., a Georgia corporation, Tokheim RPS, LLC, a Delaware limited liability company, Tokheim Investment Corp., a Texas corporation, Gasboy International, Inc., a Pennsylvania corporation, Tokheim Services, LLC, an Indiana limited liability company and Tokheim and Gasboy of Canada Ltd., a corporation organized under the laws of Ontario.

          99.2   Press Release of Tokheim Corporation, dated November 29, 2002.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TOKHEIM CORPORATION

                                    By:     /s/ John S. Hamilton
                                            --------------------------
                                            Name:    John S. Hamilton
                                            Title:   President and CEO

Dated:    December 2, 2002
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                                 EXHIBIT INDEX


         Exhibit No.           Description

          99.1 Purchase Agreement, dated November 29, 2002, by and among First Reserve Fund IX, L.P., a Delaware limited partnership, Tokheim Corporation, an Indiana corporation, Sunbelt Hose & Petroleum Equipment, Inc., a Georgia corporation, Tokheim RPS, LLC, a Delaware limited liability company, Tokheim Investment Corp., a Texas corporation, Gasboy International, Inc., a Pennsylvania corporation, Tokheim Services, LLC, an Indiana limited liability company and Tokheim and Gasboy of Canada Ltd., a corporation organized under the laws of Ontario.

          99.2   Press Release of Tokheim Corporation, dated November 29, 2002.